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                                                               EXHIBIT (j)(2)(i)

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the references to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A for Van Kampen Technology Fund.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
December 19, 2002